OPPENHEIMER CASH RESERVES FUND
                       Supplement dated May 1, 1997 to the
                       Prospectus dated November 26, 1996

The Prospectus is changed as follows:

1. In "Class A Shares" under "Classes of Shares" on page 18 the second sentence is replaced by the following: "However, if Class A shares acquired by an exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months (18 months if the shares were purchased prior to May 1, 1997) of the end of the calendar month of the initial purchase of the exchanged Class A shares, a Class A contingent deferred sales charge may be deducted from the proceeds."

2. The following is added to "How are Shares Purchased?" in "How to Buy Shares" on page 19: "The Distributor may pay periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers."

3. The following sentence is added to the end of the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 22:

If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B asset-based sales charge to the dealer quarterly in lieu of paying the sales commission at the time of purchase.

4. The following is added to the end of the sixth paragraph of "Distribution and Service Plans for Class B and Class C shares" on page 22:

If a dealer has a special agreement with the Distributor, the Distributor will pay the Class C asset-based sales charge to the dealer quarterly in lieu of paying the sales commission at the time of purchase.

5. The introductory phrase in the sixth sub-paragraph of "Waivers for Redemptions of Shares in Certain Cases" in "Waivers of Class B and Class C sales Charges" on page 23 is replaced with the following and a new sub-section (6) is added as follows:
                                                                      [over]

         o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype
401(k) plans . . .  (6) for loans to participants or beneficiaries.

6. The following sub-paragraph is added at the end of "Waivers for Redemptions of Shares in Certain Cases" in "Waivers of Class B and Class C sales charges" on page 23:

         o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

7. The section captioned "Special Investor Services" on page 24 is revised by adding the following after the sub-section captioned "PhoneLink":

Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.




May 1, 1997                                                          PS0760.004